SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                               January 9, 2004
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                Date of Report (Date of earliest event reported)


                      WASHINGTON MUTUAL FINANCE CORPORATION
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             (Exact name of registrant as specified in its charter)

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

          Delaware                                  1-3521                                95-4128205
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(State or other jurisdiction of             (Commission File Number)          (I.R.S. Employer Identification No.)
       incorporation)

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                              8900 Grand Oak Circle
                            Tampa, Florida 33637-1050
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          (Address of principal executive offices, including zip code)


                                 (813) 632-4500
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              (Registrant's telephone number, including area code)


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             (Former name or address, if changed since last report)


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         ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         On January 9, 2004, CitiFinancial Credit Company, an indirect, wholly owned subsidiary of Citicorp, acquired 100% of the outstanding capital stock of Washington Mutual Finance Corporation, a Delaware corporation (the "Company"), from Washington Mutual, Inc. The purchase price was approximately $1.25 billion, in cash.

         All outstanding unsecured indebtedness of the Company has been guaranteed by Citicorp. The Company has applied to the Securities and Exchange Commission to withdraw its 6.875% Senior Notes due May 15, 2011 from listing on the New York Stock Exchange and from registration under the Securities Exchange Act of 1934, as amended.

         The Stock and Asset Purchase Agreement, dated as of November 24, 2003, among Washington Mutual, Inc., Great Western Service Corporation Two and CitiFinancial Credit Company, and an amendment thereto dated as of January 9, 2004, are attached hereto as Exhibits 2.1 and 2.2, and are incorporated herein by reference.

         The Supplemental Indentures guaranteeing the outstanding unsecured indebtedness of the Company have been attached hereto as Exhibits 4.1, 4.2 and
4.3 and are incorporated herein by reference.



         ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  The following exhibits are filed or furnished herewith:

                  2.1 Stock and Asset Purchase Agreement, dated as of November 24, 2003, between Washington Mutual, Inc., Great Western Service Corporation Two and CitiFinancial Credit Company

                  2.2 Memorandum of Understanding, dated as of January 9, 2004, among Washington Mutual, Inc., Great Western Service Corporation Two and CitiFinancial Credit Company

                  4.1 Supplemental Indenture, dated as of January 9, 2004, among Washington Mutual Finance Corporation, Citicorp, as Guarantor, and Wachovia Bank,
                           National Association, as Trustee, to
                           the Indenture, dated as of October 1, 1997

                  4.2 Supplemental Indenture, dated as of January 9, 2004, among Washington Mutual Finance Corporation, Citicorp, as Guarantor, and BNY Midwest Trust Company, as Trustee, to the Indenture, dated as of June 23, 1999

                  4.3 Supplemental Indenture, dated as of January 9, 2004, among Washington Mutual Finance Corporation, Citicorp, as Guarantor, and The Bank of New York, as Trustee, to the Indenture, dated as of June 8, 2000


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Washington Mutual Finance Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            WASHINGTON MUTUAL FINANCE
                                            CORPORATION



         Dated: January 22, 2004            By: /s/ James R. Garner
                                               ---------------------------------
                                               Name:  James R. Garner
                                               Title: Executive Vice President


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


                                  EXHIBIT INDEX


Exhibit
Number            Description

2.1 Stock and Asset Purchase Agreement, dated as of November 24, 2003, between Washington Mutual, Inc., Great Western Service Corporation Two and CitiFinancial Credit Company

2.2 Memorandum of Understanding, dated as of January 9, 2004, among Washington Mutual, Inc., Great Western Service Corporation Two and CitiFinancial Credit Company

4.1 Supplemental Indenture, dated as of January 9, 2004, among Washington Mutual Finance Corporation, Citicorp, as Guarantor, and Wachovia Bank, National Association, as Trustee, to the Indenture, dated as of October 1, 1997

4.2 Supplemental Indenture, dated as of January 9, 2004, among Washington Mutual Finance Corporation, Citicorp, as Guarantor, and BNY Midwest Trust Company, as Trustee, to the Indenture, dated as of June 23, 1999

4.3 Supplemental Indenture, dated as of January 9, 2004, among Washington Mutual Finance Corporation, Citicorp, as Guarantor, and The Bank of New York, as Trustee, to the Indenture, dated as of June 8, 2000


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